SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                                January 26, 2001

                             STILWELL FINANCIAL INC.

              (Exact name of company as specified in its charter)


         DELAWARE                      001-15253                43-1804048
----------------------------     --------------------     ----------------------
(State or other jurisdiction       (Commission file           (IRS Employer
      of incorporation)                 number)           Identification Number)


             920 Main Street, 21st Floor, Kansas City, Missouri 64105
             --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                Company's Telephone Number, including area code:

                                (816) 218 - 2400

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.     Document

                 (99)            Additional Exhibits

                 99.1 News release issued by Stilwell Financial Inc. dated January 26, 2001 reporting that Stilwell expects to purchase 600,000 shares of Janus Capital Corporation common stock from Thomas H. Bailey, is attached hereto as
                                 Exhibit 99.1

                 99.2 News release issued by Stilwell Financial Inc. dated January 29, 2001 reporting the appointment of Robert Skidelsky to the Stilwell Board of Directors, is attached hereto as Exhibit 99.2


                 99.3 News release issued by Stilwell Financial Inc. dated January 30, 2001 concerning the announcement of financial results for the three months and year ended December 31, 2000, is attached hereto as Exhibit 99.3

                 99.4            News release issued by Stilwell Financial Inc.
                                 dated February 1, 2001 reporting ending assets under management on January 31, 2001 and average assets under management for the month ended January 31, 2001, is attached hereto as
                                 Exhibit 99.4

Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated January 26, 2001, reporting that Stilwell expects to purchase 600,000 shares of Janus Capital Corporation ("Janus") common stock from Thomas H. Bailey, Chairman, President, Chief Executive Officer and founder of Janus.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated January 29, 2001, announcing that Robert Skidelsky was appointed to the Stilwell Board of Directors.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.3 to this report. Exhibit 99.3 is the Stilwell news release, dated January 30, 2001, concerning the announcement of financial results for the three months and year ended December 31, 2000.

Stilwell also is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.4 to this report. Exhibit 99.4 is the Stilwell news release, dated February 1, 2001, that reports ending assets under management on January 31, 2001 and average assets under management for the month ended January 31, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Stilwell Financial Inc.


Date: February 2, 2001        BY:        /S/  DOUGLAS E. NICKERSON
                                 -------------------------------------------
                                           Douglas E. Nickerson
                                      Vice President and Controller
                                      (Principal Accounting Officer)